UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2019

PHIO PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class of securities:	Trading Symbol(s):	Name of exchange on which registered:
Common Stock, par value $0.0001	PHIO	The Nasdaq Capital Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2019, the Board of Directors (the “Board”) of Phio Pharmaceuticals Corp. (the “Company”) amended Section 1.5 of the Company’s Amended and Restated Bylaws (the “Amended Bylaws”). The purpose of the amendment was to reduce the number of shares that are required to be present at any meeting of stockholders for purposes of establishing a quorum. Prior to the amendment, the presence (in person or by proxy) of a majority of the shares outstanding on the applicable record date was required to establish a quorum for the conduct of business. Due to a lack of voting participation by stockholders at the 2019 Annual Meeting of Stockholders, the Company was unable to establish a quorum under the majority standard. Accordingly, the Board elected to lower the quorum requirement to one-third of the shares outstanding on the applicable record date, as permitted under the Delaware General Corporation Law. The full text of Section 1.5 (as amended) of the Amended Bylaws is set forth below, marked to show the changes that were adopted by the Board.

Section 1.5. Quorum.

At any meeting of the stockholders, the holders of shares of stock of the Corporation entitled to cast ~~a majority~~ at least one third of the total votes entitled to be cast by the holders of all outstanding capital stock of the Corporation, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by applicable law or the Certificate of Incorporation. If a separate vote by one or more classes or series is required, the holders of shares entitled to cast ~~a majority~~ at least one third of the total votes entitled to be cast by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date and time.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of the Company was held on October 24, 2019 (reconvened from the meeting initially called for October 10, 2019) (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals, each as described in the Company’s Definitive Proxy Statement, filed on Schedule 14A on August 30, 2019 (the “Proxy Statement”): (i) election of six directors to serve until the Company’s 2020 Annual Meeting of Shareholders; (ii) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; (iii) approval of an amendment to the Company’s 2012 Long Term Incentive Plan to increase the number of shares authorized for issuance thereunder; (iv) an advisory (non-binding) say-on-pay vote; and (v) an advisory (non-binding) frequency-on-pay vote. No vote was taken on Proposal No. 4 in the Proxy Statement, which is a proposal to authorize a reverse split of the Company’s common stock within a range approved by stockholders (the “Reverse Split Proposal”). The Annual Meeting was adjourned with respect to the Reverse Split Proposal and will be reconvened on November 7, 2019 at 9:00 a.m. (ET) solely for the purpose of voting on the Reverse Split Proposal.

The Company had 25,591,197 shares of common stock issued and outstanding at the close of business on August 21, 2019, the record date for eligibility to vote at the Annual Meeting, and there were present (in person or represented by valid proxy) a total of 12,526,359 shares of common stock. All matters submitted to a vote of the Company’s shareholders at the Annual Meeting were approved, and all director nominees were elected.

The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below. This Current Report on Form 8-K will be amended following the reconvened meeting on November 7, 2019, with the results of the vote on the Reverse Split Proposal to be reported on in such amended report.

The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

*******

2

(i) Election of Six Directors.

Name	Votes For	Votes Withheld
Robert J. Bitterman	6,779,077	789,399
Geert Cauwenbergh, Dr. Med. Sc.	7,131,263	437,213
H. Paul Dorman	6,748,200	820,276
Robert L. Ferrara	6,776,428	792,048
Jonathan E. Freeman, Ph.D.	7,140,298	428,178
Curtis A. Lockshin, Ph.D.	7,181,065	387,411

There were 4,957,883 broker non-votes regarding the election of directors.

(ii) Ratification of BDO USA LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Shareholders of the Company ratified the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The results of the voting on this proposal were: 11,873,335 votes for, 258,656 votes against and 394,368 votes abstained. There were no broker non-votes regarding this proposal.

(iii) Approval of an amendment to the Company’s 2012 Long Term Incentive Plan to increase the number of shares authorized for issuance thereunder.

Shareholders of the Company approved an amendment to the Company’s 2012 Long Term Incentive Plan to increase the number of shares that are available for issuance. The results of the voting on this proposal were: 5,958,613 votes for, 1,248,196 votes against and 361,667 votes abstained. There were 4,957,883 broker non-votes regarding this proposal.

(iv) To approve the Company’s executive compensation on an advisory basis.

Shareholders of the Company approved an advisory (non-binding) vote on the Company’s executive compensation in accordance with Section 14A of the Securities Exchange Act of 1934. The results of the voting on this proposal were: 5,994,219 votes for, 1,183,077 votes against and 391,180 votes abstained. There were 4,957,883 broker non-votes regarding this proposal.

(v) To recommend the frequency of future advisory votes on executive compensation.

Shareholders of the Company cast an advisory (non-binding) vote on the frequency of future say-on-pay votes. The results of the voting on this proposal were: 5,290,676 votes for every three years; 296,798 votes for every two years; and 1,575,277 votes for every one year. There were 405,725 abstentions and 4,957,883 broker non-votes.

Based on the advisory vote of the Company’s shareholders at the Annual Meeting for every “three years”, the Company has determined to continue to hold an advisory vote to approve compensation paid to the Company’s Named Executive Officers every three years.

*          *          *

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2019

PHIO PHARMACEUTICALS CORP.

By:	/s/ Gerrit Dispersyn
Gerrit Dispersyn President and Chief Executive Officer